Exhibit 99.2

1Q23 Quarterly Supplement

Wells Fargo & Company and Subsidiaries
QUARTERLY FINANCIAL DATA
TABLE OF CONTENTS
In first quarter 2023, we adopted Financial Accounting Standards Board (FASB) Accounting Standards Update (ASU) 2018-12 – Financial Services – Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts. We adopted ASU 2018-12 with retrospective application, which required revision of prior period financial statements. Prior period risk-based capital and certain other regulatory related metrics were not revised. For additional information, including the financial statement line items impacted by the adoption of ASU 2018-12, see page 28.
Financial results reported in this document are preliminary. Final financial results and other disclosures will be reported in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, and may differ materially from the results and disclosures in this document due to, among other things, the completion of final review procedures, the occurrence of subsequent events, or the discovery of additional information.

Wells Fargo & Company and Subsidiaries
SUMMARY FINANCIAL DATA

	Quarter ended					Mar 31, 2023 % Change from
(in millions, except ratios and per share amounts)	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2022	Mar 31, 2022
Selected Income Statement Data
Total revenue	$20,729	20,034	19,566	17,040	17,728	3%	17
Noninterest expense	13,676	16,186	14,306	12,862	13,851	(16)	(1)
Pre-tax pre-provision profit (PTPP) (1)	7,053	3,848	5,260	4,178	3,877	83	82
Provision for credit losses (2)	1,207	957	784	580	(787)	26	253
Wells Fargo net income	4,991	3,155	3,592	3,142	3,788	58	32
Wells Fargo net income applicable to common stock	4,713	2,877	3,313	2,863	3,509	64	34

Common Share Data
Diluted earnings per common share	1.23	0.75	0.86	0.75	0.91	64	35
Dividends declared per common share	0.30	0.30	0.30	0.25	0.25	—	20
Common shares outstanding	3,763.2	3,833.8	3,795.4	3,793.0	3,789.9	(2)	(1)
Average common shares outstanding	3,785.6	3,799.9	3,796.5	3,793.8	3,831.1	—	(1)
Diluted average common shares outstanding	3,818.7	3,832.7	3,825.1	3,819.6	3,868.9	—	(1)
Book value per common share (3)	$43.02	41.98	41.36	41.72	42.18	2	2
Tangible book value per common share (3)(4)	35.87	34.98	34.29	34.66	35.11	3	2

Selected Equity Data (period-end)
Total equity	183,220	182,213	178,478	179,798	181,597	1	1
Common stockholders' equity	161,893	160,952	156,983	158,260	159,876	1	1
Tangible common equity (4)	134,992	134,090	130,151	131,464	133,052	1	1

Performance Ratios
Return on average assets (ROA) (5)	1.09%	0.67	0.76	0.66	0.80
Return on average equity (ROE) (6)	11.7	7.1	8.1	7.2	8.7
Return on average tangible common equity (ROTCE) (4)	14.0	8.5	9.8	8.7	10.4
Efficiency ratio (7)	66	81	73	75	78
Net interest margin on a taxable-equivalent basis	3.20	3.14	2.83	2.39	2.16
Average deposit cost	0.83	0.46	0.14	0.04	0.03
(1)Pre-tax pre-provision profit (PTPP) is total revenue less noninterest expense. Management believes that PTPP is a useful financial measure because it enables investors and others to assess the Company’s ability to generate capital to cover credit losses through a credit cycle.
(2)Includes provision for credit losses for loans, debt securities, and interest-earning deposits with banks.
(3)Book value per common share is common stockholders' equity divided by common shares outstanding. Tangible book value per common share is tangible common equity divided by common shares outstanding.
(4)Tangible common equity, tangible book value per common share, and return on average tangible common equity are non-GAAP financial measures. For additional information, including a corresponding reconciliation to GAAP financial measures, see the “Tangible Common Equity” tables on pages 24 and 25.
(5)Represents Wells Fargo net income divided by average assets.
(6)Represents Wells Fargo net income applicable to common stock divided by average common stockholders’ equity.
(7)The efficiency ratio is noninterest expense divided by total revenue (net interest income and noninterest income).

Wells Fargo & Company and Subsidiaries
SUMMARY FINANCIAL DATA (continued)

	Quarter ended					Mar 31, 2023 % Change from
($ in millions, unless otherwise noted)	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2022	Mar 31, 2022
Selected Balance Sheet Data (average)
Loans	$948,651	948,517	945,465	926,567	898,005	—%	6
Assets	1,863,676	1,875,191	1,880,689	1,902,571	1,919,397	(1)	(3)
Deposits	1,356,694	1,380,459	1,407,851	1,445,793	1,464,072	(2)	(7)

Selected Balance Sheet Data (period-end)
Debt securities	511,597	496,808	502,035	516,772	535,916	3	(5)
Loans	947,991	955,871	945,906	943,734	911,807	(1)	4
Allowance for credit losses for loans	13,705	13,609	13,225	12,884	12,681	1	8
Equity securities	60,610	64,414	59,560	61,774	70,755	(6)	(14)
Assets	1,886,400	1,881,020	1,877,719	1,881,141	1,939,709	—	(3)
Deposits	1,362,629	1,383,985	1,398,151	1,425,153	1,481,354	(2)	(8)

Headcount (#) (period-end)	235,591	238,698	239,209	243,674	246,577	(1)	(4)

Capital and other metrics (1)
Risk-based capital ratios and components (2):
Standardized Approach:
Common Equity Tier 1 (CET1)	10.8%	10.6	10.3	10.4	10.5
Tier 1 capital	12.3	12.1	11.9	11.9	12.0
Total capital	15.1	14.8	14.6	14.6	14.7
Risk-weighted assets (RWAs) (in billions)	$1,244.0	1,259.9	1,255.6	1,253.6	1,265.5	(1)	(2)

Advanced Approach:
Common Equity Tier 1 (CET1)	12.0%	12.0	11.8	11.6	11.8
Tier 1 capital	13.7	13.7	13.5	13.3	13.5
Total capital	15.9	15.9	15.7	15.6	15.9
Risk-weighted assets (RWAs) (in billions)	$1,119.5	1,112.3	1,104.1	1,121.6	1,119.5	1	—

Tier 1 leverage ratio	8.4%	8.3	8.0	8.0	8.0
Supplementary Leverage Ratio (SLR)	7.0	6.9	6.7	6.6	6.6
Total Loss Absorbing Capacity (TLAC) Ratio (3)	23.3	23.3	23.0	22.7	22.3
Liquidity Coverage Ratio (LCR) (4)	122	122	123	121	119
(1)Ratios and metrics for March 31, 2023, are preliminary estimates.
(2)See the tables on pages 26 and 27 for more information on CET1, tier 1 capital, and total capital.
(3)Represents TLAC divided by risk-weighted assets (RWAs), which is our binding TLAC ratio, determined by using the greater of RWAs under the Standardized and Advanced Approaches.
(4)Represents average high-quality liquid assets divided by average projected net cash outflows, as each is defined under the LCR rule.

Wells Fargo & Company and Subsidiaries
CONSOLIDATED STATEMENT OF INCOME

	Quarter ended					Mar 31, 2023 % Change from
(in millions, except per share amounts)	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2022	Mar 31, 2022
Interest income	$19,356	17,793	14,494	11,556	10,181	9%	90
Interest expense	6,020	4,360	2,396	1,358	960	38	527
Net interest income	13,336	13,433	12,098	10,198	9,221	(1)	45
Noninterest income
Deposit-related fees	1,148	1,178	1,289	1,376	1,473	(3)	(22)
Lending-related fees	356	344	358	353	342	3	4
Investment advisory and other asset-based fees	2,114	2,049	2,111	2,346	2,498	3	(15)
Commissions and brokerage services fees	619	601	562	542	537	3	15
Investment banking fees	326	331	375	286	447	(2)	(27)
Card fees	1,033	1,095	1,119	1,112	1,029	(6)	—
Mortgage banking	232	79	324	287	693	194	(67)
Net gains from trading activities	1,342	552	900	446	218	143	516
Net gains from debt securities	—	—	6	143	2	NM	(100)
Net gains (losses) from equity securities	(357)	(733)	(34)	(615)	576	51	NM
Lease income	347	287	322	333	327	21	6
Other	233	818	136	233	365	(72)	(36)
Total noninterest income	7,393	6,601	7,468	6,842	8,507	12	(13)
Total revenue	20,729	20,034	19,566	17,040	17,728	3	17
Provision for credit losses (1)	1,207	957	784	580	(787)	26	253
Noninterest expense
Personnel	9,415	8,415	8,212	8,442	9,271	12	2
Technology, telecommunications and equipment	922	902	798	799	876	2	5
Occupancy	713	722	732	705	722	(1)	(1)
Operating losses	267	3,517	2,218	576	673	(92)	(60)
Professional and outside services	1,229	1,357	1,235	1,310	1,286	(9)	(4)
Leases (2)	177	191	186	185	188	(7)	(6)
Advertising and promotion	154	178	126	102	99	(13)	56
Restructuring charges	—	—	—	—	5	NM	(100)
Other	799	904	799	743	731	(12)	9
Total noninterest expense	13,676	16,186	14,306	12,862	13,851	(16)	(1)
Income before income tax expense (benefit)	5,846	2,891	4,476	3,598	4,664	102	25
Income tax expense (benefit)	966	(29)	912	622	746	NM	29
Net income before noncontrolling interests	4,880	2,920	3,564	2,976	3,918	67	25
Less: Net income (loss) from noncontrolling interests	(111)	(235)	(28)	(166)	130	53	NM
Wells Fargo net income	$4,991	3,155	3,592	3,142	3,788	58%	32
Less: Preferred stock dividends and other	278	278	279	279	279	—	—
Wells Fargo net income applicable to common stock	$4,713	2,877	3,313	2,863	3,509	64%	34
Per share information
Earnings per common share	$1.24	0.76	0.87	0.75	0.92	63%	35
Diluted earnings per common share	1.23	0.75	0.86	0.75	0.91	64	35
NM – Not meaningful
(1)Includes provision for credit losses for loans, debt securities, and interest-earning deposits with banks.
(2)Represents expenses for assets we lease to customers.

Wells Fargo & Company and Subsidiaries
CONSOLIDATED BALANCE SHEET

						Mar 31, 2023 % Change from
(in millions)	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2022	Mar 31, 2022
Assets
Cash and due from banks	$31,958	34,596	27,634	29,716	27,454	(8)%	16
Interest-earning deposits with banks	130,478	124,561	137,821	125,424	174,441	5	(25)
Federal funds sold and securities purchased under resale agreements	67,288	68,036	55,840	55,546	67,764	(1)	(1)
Debt securities:
Trading, at fair value	90,052	86,155	85,766	89,157	86,672	5	4
Available-for-sale, at fair value	144,398	113,594	115,835	125,832	168,436	27	(14)
Held-to-maturity, at amortized cost	277,147	297,059	300,434	301,783	280,808	(7)	(1)
Loans held for sale	6,199	7,104	9,434	9,674	19,824	(13)	(69)
Loans	947,991	955,871	945,906	943,734	911,807	(1)	4
Allowance for loan losses	(13,120)	(12,985)	(12,571)	(11,786)	(11,504)	(1)	(14)
Net loans	934,871	942,886	933,335	931,948	900,303	(1)	4
Mortgage servicing rights	9,950	10,480	11,027	10,386	9,753	(5)	2
Premises and equipment, net	8,416	8,350	8,493	8,444	8,473	1	(1)
Goodwill	25,173	25,173	25,172	25,178	25,181	—	—
Derivative assets	17,117	22,774	29,253	24,896	27,365	(25)	(37)
Equity securities	60,610	64,414	59,560	61,774	70,755	(6)	(14)
Other assets	82,743	75,838	78,115	81,383	72,480	9	14
Total assets	$1,886,400	1,881,020	1,877,719	1,881,141	1,939,709	—	(3)
Liabilities
Noninterest-bearing deposits	$434,912	458,010	494,594	515,437	529,957	(5)	(18)
Interest-bearing deposits	927,717	925,975	903,557	909,716	951,397	—	(2)
Total deposits	1,362,629	1,383,985	1,398,151	1,425,153	1,481,354	(2)	(8)
Short-term borrowings (1)	81,007	51,145	48,382	37,075	33,601	58	141
Derivative liabilities	16,897	20,067	23,379	17,149	15,489	(16)	9
Accrued expenses and other liabilities	69,181	68,740	72,917	71,675	74,331	1	(7)
Long-term debt (2)	173,466	174,870	156,412	150,291	153,337	(1)	13
Total liabilities	1,703,180	1,698,807	1,699,241	1,701,343	1,758,112	—	(3)
Equity
Wells Fargo stockholders’ equity:
Preferred stock	19,448	19,448	20,057	20,057	20,057	—	(3)
Common stock – $1-2/3 par value, authorized 9,000,000,000 shares; issued 5,481,811,474 shares	9,136	9,136	9,136	9,136	9,136	—	—
Additional paid-in capital	59,946	60,319	60,216	60,024	59,899	(1)	—
Retained earnings	191,688	187,968	186,579	184,439	182,563	2	5
Accumulated other comprehensive income (loss)	(12,572)	(13,362)	(14,303)	(10,568)	(6,799)	6	(85)
Treasury stock (3)	(86,049)	(82,853)	(84,781)	(84,906)	(85,059)	(4)	(1)
Unearned ESOP shares	(429)	(429)	(646)	(646)	(646)	—	34
Total Wells Fargo stockholders’ equity	181,168	180,227	176,258	177,536	179,151	1	1
Noncontrolling interests	2,052	1,986	2,220	2,262	2,446	3	(16)
Total equity	183,220	182,213	178,478	179,798	181,597	1	1
Total liabilities and equity	$1,886,400	1,881,020	1,877,719	1,881,141	1,939,709	—	(3)
(1)Includes $5.0 billion, $7.0 billion, $9.0 billion, $0.0 billion, and $0.0 billion of Federal Home Loan Bank (FHLB) advances at March 31, 2023, and December 31, September 30, June 30, and March 31, 2022, respectively.
(2)Includes $24.0 billion, $27.0 billion, $10.0 billion, $0.0 billion, and $0.0 billion of FHLB advances at March 31, 2023, and December 31, September 30, June 30, and March 31, 2022, respectively.
(3)Number of shares of treasury stock were 1,718,587,875, 1,648,007,022, 1,686,372,007, 1,688,846,993, and 1,691,916,667 at March 31, 2023, and December 31, September 30, June 30, and March 31, 2022, respectively.

Wells Fargo & Company and Subsidiaries
AVERAGE BALANCES AND INTEREST RATES (TAXABLE-EQUIVALENT BASIS) (1)

	Quarter ended					Mar 31, 2023 % Change from
($ in millions)	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2022	Mar 31, 2022
Average Balances

Assets
Interest-earning deposits with banks	$114,858	127,854	130,761	146,271	179,051	(10)%	(36)
Federal funds sold and securities purchased under resale agreements	68,633	65,860	57,432	60,450	64,845	4	6
Trading debt securities	96,405	94,465	91,618	89,258	90,677	2	6
Available-for-sale debt securities	145,894	122,271	127,821	147,138	169,048	19	(14)
Held-to-maturity debt securities	279,955	303,391	305,063	298,101	279,245	(8)	—
Loans held for sale	6,611	9,932	11,458	14,828	19,513	(33)	(66)
Loans	948,651	948,517	945,465	926,567	898,005	—	6
Equity securities	28,651	28,587	29,722	30,770	33,282	—	(14)
Other	11,043	11,932	13,577	16,085	11,498	(7)	(4)
Total interest-earning assets	1,700,701	1,712,809	1,712,917	1,729,468	1,745,164	(1)	(3)
Total noninterest-earning assets	162,975	162,382	167,772	173,103	174,233	—	(6)
Total assets	$1,863,676	1,875,191	1,880,689	1,902,571	1,919,397	(1)	(3)
Liabilities
Interest-bearing deposits	$920,226	902,564	902,219	924,526	945,335	2	(3)
Short-term borrowings	58,496	51,246	39,447	35,591	32,758	14	79
Long-term debt	172,567	166,796	158,984	151,230	153,803	3	12
Other liabilities	33,427	33,559	36,217	35,583	31,092	—	8
Total interest-bearing liabilities	1,184,716	1,154,165	1,136,867	1,146,930	1,162,988	3	2
Noninterest-bearing demand deposits	436,468	477,895	505,632	521,267	518,737	(9)	(16)
Other noninterest-bearing liabilities	58,195	60,510	55,148	53,448	51,555	(4)	13
Total liabilities	1,679,379	1,692,570	1,697,647	1,721,645	1,733,280	(1)	(3)
Total equity	184,297	182,621	183,042	180,926	186,117	1	(1)
Total liabilities and equity	$1,863,676	1,875,191	1,880,689	1,902,571	1,919,397	(1)	(3)

Average Interest Rates

Interest-earning assets
Interest-earning deposits with banks	4.12%	3.50	2.12	0.88	0.22
Federal funds sold and securities purchased under resale agreements	4.12	3.29	1.73	0.47	(0.05)
Trading debt securities	3.33	3.17	2.75	2.50	2.44
Available-for-sale debt securities	3.54	3.10	2.47	1.91	1.72
Held-to-maturity debt securities	2.55	2.45	2.23	2.06	1.98
Loans held for sale	5.90	5.11	4.18	3.41	2.86
Loans	5.69	5.13	4.28	3.52	3.25
Equity securities	2.39	2.63	2.09	2.51	2.05
Other	4.60	3.57	1.97	0.65	0.12
Total interest-earning assets	4.62	4.16	3.39	2.70	2.38
Interest-bearing liabilities
Interest-bearing deposits	1.22	0.70	0.23	0.07	0.04
Short-term borrowings	3.95	3.15	1.59	0.34	(0.17)
Long-term debt	5.83	5.22	3.90	2.67	1.98
Other liabilities	2.16	2.09	1.89	1.78	1.68
Total interest-bearing liabilities	2.05	1.50	0.84	0.47	0.33

Interest rate spread on a taxable-equivalent basis (2)	2.57	2.66	2.55	2.23	2.05
Net interest margin on a taxable-equivalent basis (2)	3.20	3.14	2.83	2.39	2.16
(1)The average balance amounts represent amortized costs. The interest rates are based on interest income or expense amounts for the period and are annualized, if applicable. Interest rates include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(2)Includes taxable-equivalent adjustments of $107 million, $116 million, $105 million, $108 million, and $107 million for the quarters ended March 31, 2023, and December 31, September 30, June 30, and March 31, 2022, respectively, predominantly related to tax-exempt income on certain loans and securities. The federal statutory tax rate utilized was 21% for the periods presented.

Wells Fargo & Company and Subsidiaries
COMBINED SEGMENT RESULTS (1)

					Quarter ended March 31, 2023
(in millions)	Consumer Banking and Lending	Commercial Banking	Corporate and Investment Banking	Wealth and Investment Management	Corporate (2)	Reconciling Items (3)	Consolidated Company
Net interest income	$7,433	2,489	2,461	1,044	16	(107)	13,336
Noninterest income	1,931	818	2,441	2,637	5	(439)	7,393
Total revenue	9,364	3,307	4,902	3,681	21	(546)	20,729
Provision for credit losses	867	(43)	252	11	120	—	1,207
Noninterest expense	6,038	1,752	2,217	3,061	608	—	13,676
Income (loss) before income tax expense (benefit)	2,459	1,598	2,433	609	(707)	(546)	5,846
Income tax expense (benefit)	618	399	615	152	(272)	(546)	966
Net income (loss) before noncontrolling interests	1,841	1,199	1,818	457	(435)	—	4,880
Less: Net income (loss) from noncontrolling interests	—	3	—	—	(114)	—	(111)
Net income (loss)	$1,841	1,196	1,818	457	(321)	—	4,991

					Quarter ended December 31, 2022
Net interest income	$7,574	2,357	2,416	1,124	78	(116)	13,433
Noninterest income	1,889	792	1,723	2,571	7	(381)	6,601
Total revenue	9,463	3,149	4,139	3,695	85	(497)	20,034
Provision for credit losses	936	(43)	41	11	12	—	957
Noninterest expense	7,088	1,523	1,837	2,731	3,007	—	16,186
Income (loss) before income tax expense (benefit)	1,439	1,669	2,261	953	(2,934)	(497)	2,891
Income tax expense (benefit)	362	428	569	238	(1,129)	(497)	(29)
Net income (loss) before noncontrolling interests	1,077	1,241	1,692	715	(1,805)	—	2,920
Less: Net income (loss) from noncontrolling interests	—	3	—	—	(238)	—	(235)
Net income (loss)	$1,077	1,238	1,692	715	(1,567)	—	3,155

					Quarter ended March 31, 2022
Net interest income	$5,996	1,361	1,990	799	(818)	(107)	9,221
Noninterest income	2,567	966	1,480	2,958	942	(406)	8,507
Total revenue	8,563	2,327	3,470	3,757	124	(513)	17,728
Provision for credit losses	(190)	(344)	(196)	(37)	(20)	—	(787)
Noninterest expense	6,395	1,531	1,983	3,175	767	—	13,851
Income (loss) before income tax expense (benefit)	2,358	1,140	1,683	619	(623)	(513)	4,664
Income tax expense (benefit)	588	280	425	154	(188)	(513)	746
Net income (loss) before noncontrolling interests	1,770	860	1,258	465	(435)	—	3,918
Less: Net income from noncontrolling interests	—	3	—	—	127	—	130
Net income (loss)	$1,770	857	1,258	465	(562)	—	3,788
(1)The management reporting process is based on U.S. GAAP and includes specific adjustments, such as for funds transfer pricing for asset/liability management, shared revenues and expenses, and taxable-equivalent adjustments to consistently reflect income from taxable and tax-exempt sources, which allows management to assess performance across the operating segments. We define our operating segments by type of product and customer segment.
(2)All other business activities that are not included in the reportable operating segments have been included in Corporate. Corporate includes corporate treasury and enterprise functions, net of allocations (including funds transfer pricing, capital, liquidity and certain expenses), in support of the reportable operating segments, as well as our investment portfolio and affiliated venture capital and private equity businesses. Corporate also includes certain lines of business that management has determined are no longer consistent with the long-term strategic goals of the Company as well as results for previously divested businesses.
(3)Taxable-equivalent adjustments related to tax-exempt income on certain loans and debt securities are included in net interest income, while taxable-equivalent adjustments related to income tax credits for low-income housing and renewable energy investments are included in noninterest income, in each case with corresponding impacts to income tax expense (benefit). Adjustments are included in Corporate, Commercial Banking, and Corporate and Investment Banking and are eliminated to reconcile to the Company’s consolidated financial results.

Wells Fargo & Company and Subsidiaries
CONSUMER BANKING AND LENDING SEGMENT

	Quarter ended					Mar 31, 2023 % Change from
($ in millions)	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2022	Mar 31, 2022
Income Statement
Net interest income	$7,433	7,574	7,102	6,372	5,996	(2)%	24
Noninterest income:
Deposit-related fees	672	696	773	779	845	(3)	(20)
Card fees	958	1,025	1,043	1,038	961	(7)	—
Mortgage banking	160	23	212	211	654	596	(76)
Other	141	145	147	107	107	(3)	32
Total noninterest income	1,931	1,889	2,175	2,135	2,567	2	(25)
Total revenue	9,364	9,463	9,277	8,507	8,563	(1)	9
Net charge-offs	589	525	435	358	375	12	57
Change in the allowance for credit losses	278	411	482	255	(565)	(32)	149
Provision for credit losses	867	936	917	613	(190)	(7)	556
Noninterest expense	6,038	7,088	6,758	6,036	6,395	(15)	(6)
Income before income tax expense	2,459	1,439	1,602	1,858	2,358	71	4
Income tax expense	618	362	401	465	588	71	5
Net income	$1,841	1,077	1,201	1,393	1,770	71	4
Revenue by Line of Business
Consumer and Small Business Banking	$6,486	6,608	6,232	5,510	5,071	(2)	28
Consumer Lending:
Home Lending	863	786	973	972	1,490	10	(42)
Credit Card	1,305	1,353	1,349	1,304	1,265	(4)	3
Auto	392	413	423	436	444	(5)	(12)
Personal Lending	318	303	300	285	293	5	9
Total revenue	$9,364	9,463	9,277	8,507	8,563	(1)	9
Selected Balance Sheet Data (average)
Loans by Line of Business:
Consumer and Small Business Banking	$9,363	9,590	9,895	10,453	10,605	(2)	(12)
Consumer Lending:
Home Lending	222,561	222,546	221,870	218,371	213,714	—	4
Credit Card	38,190	37,152	35,052	32,825	31,503	3	21
Auto	53,676	54,490	55,430	56,813	57,278	(1)	(6)
Personal Lending	14,518	14,219	13,397	12,397	11,955	2	21
Total loans	$338,308	337,997	335,644	330,859	325,055	—	4
Total deposits	841,265	864,623	888,037	898,650	881,339	(3)	(5)
Allocated capital	44,000	48,000	48,000	48,000	48,000	(8)	(8)

Selected Balance Sheet Data (period-end)
Loans by Line of Business:
Consumer and Small Business Banking	$9,457	9,704	9,898	10,400	11,006	(3)	(14)
Consumer Lending:
Home Lending	222,012	223,525	222,471	222,088	215,858	(1)	3
Credit Card	38,201	38,475	35,965	34,075	31,974	(1)	19
Auto	53,244	54,281	55,116	56,224	57,652	(2)	(8)
Personal Lending	14,597	14,544	13,902	12,945	12,068	—	21
Total loans	$337,511	340,529	337,352	335,732	328,558	(1)	3
Total deposits	851,304	859,695	886,991	892,373	909,896	(1)	(6)

Wells Fargo & Company and Subsidiaries
CONSUMER BANKING AND LENDING SEGMENT (continued)

	Quarter ended					Mar 31, 2023 % Change from
($ in millions, unless otherwise noted)	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2022	Mar 31, 2022
Selected Metrics
Consumer Banking and Lending:
Return on allocated capital (1)	16.5%	8.3	9.4	11.1	14.4
Efficiency ratio (2)	64	75	73	71	75
Retail bank branches (#)	4,525	4,598	4,612	4,660	4,705	(2)%	(4)
Digital active customers (# in millions) (3)	34.3	33.5	33.6	33.4	33.7	2	2
Mobile active customers (# in millions) (3)	28.8	28.3	28.3	28.0	27.8	2	4

Consumer and Small Business Banking:
Deposit spread (4)	2.5%	2.4	2.1	1.7	1.6
Debit card purchase volume ($ in billions) (5)	$117.3	124.0	122.4	125.2	115.0	(5)	2
Debit card purchase transactions (# in millions) (5)	2,369	2,496	2,501	2,517	2,338	(5)	1

Home Lending:
Mortgage banking:
Net servicing income	$84	94	81	77	116	(11)	(28)
Net gains (losses) on mortgage loan originations/sales	76	(71)	131	134	538	207	(86)
Total mortgage banking	$160	23	212	211	654	596	(76)

Originations ($ in billions):
Retail	$5.6	8.2	12.4	19.6	24.1	(32)	(77)
Correspondent	1.0	6.4	9.1	14.5	13.8	(84)	(93)
Total originations	$6.6	14.6	21.5	34.1	37.9	(55)	(83)

% of originations held for sale (HFS)	46.8%	60.7	59.2	46.1	51.4
Third party mortgage loans serviced (period-end) ($ in billions) (6)	$666.8	679.2	687.4	696.9	704.2	(2)	(5)
Mortgage servicing rights (MSR) carrying value (period-end)	8,819	9,310	9,828	9,163	8,511	(5)	4
Ratio of MSR carrying value (period-end) to third party mortgage loans serviced (period-end) (6)	1.32%	1.37	1.43	1.31	1.21
Home lending loans 30+ days delinquency rate (7)(8)	0.26	0.31	0.29	0.28	0.29

Credit Card:
Point of sale (POS) volume ($ in billions)	$30.1	32.3	30.7	30.1	26.0	(7)	16
New accounts (# in thousands)	567	561	584	524	484	1	17
Credit card loans 30+ days delinquency rate	2.26%	2.08	1.81	1.54	1.58
Credit card loans 90+ days delinquency rate	1.16	1.01	0.85	0.74	0.78

Auto:
Auto originations ($ in billions)	$5.0	5.0	5.4	5.4	7.3	—	(32)
Auto loans 30+ days delinquency rate (8)	2.25%	2.64	2.19	1.95	1.68

Personal Lending:
New volume ($ in billions)	$2.9	3.2	3.5	3.3	2.6	(9)	12
(1)Return on allocated capital is segment net income (loss) applicable to common stock divided by segment average allocated capital. Segment net income (loss) applicable to common stock is segment net income (loss) less allocated preferred stock dividends.
(2)Efficiency ratio is segment noninterest expense divided by segment total revenue (net interest income and noninterest income).
(3)Digital and mobile active customers is the number of consumer and small business customers who have logged on via a digital or mobile device, respectively, in the prior 90 days. Digital active customers includes both online and mobile customers.
(4)Deposit spread is (i) the internal funds transfer pricing credit on segment deposits minus interest paid to customers for segment deposits, divided by (ii) average segment deposits.
(5)Debit card purchase volume and transactions reflect combined activity for both consumer and business debit card purchases.
(6)Excludes residential mortgage loans subserviced for others.
(7)Excludes residential mortgage loans insured by the Federal Housing Administration (FHA) or guaranteed by the Department of Veterans Affairs (VA) and loans held for sale.
(8)Excludes nonaccrual loans.

Wells Fargo & Company and Subsidiaries
COMMERCIAL BANKING SEGMENT

	Quarter ended					Mar 31, 2023 % Change from
($ in millions)	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2022	Mar 31, 2022
Income Statement
Net interest income	$2,489	2,357	1,991	1,580	1,361	6%	83
Noninterest income:
Deposit-related fees	236	237	256	310	328	—	(28)
Lending-related fees	129	122	126	122	121	6	7
Lease income	169	176	176	179	179	(4)	(6)
Other	284	257	403	301	338	11	(16)
Total noninterest income	818	792	961	912	966	3	(15)
Total revenue	3,307	3,149	2,952	2,492	2,327	5	42
Net charge-offs	(39)	32	(3)	4	(29)	NM	(34)
Change in the allowance for credit losses	(4)	(75)	(165)	17	(315)	95	99
Provision for credit losses	(43)	(43)	(168)	21	(344)	—	88
Noninterest expense	1,752	1,523	1,526	1,478	1,531	15	14
Income before income tax expense	1,598	1,669	1,594	993	1,140	(4)	40
Income tax expense	399	428	409	249	280	(7)	43
Less: Net income from noncontrolling interests	3	3	3	3	3	—	—
Net income	$1,196	1,238	1,182	741	857	(3)	40

Revenue by Line of Business
Middle Market Banking	$2,155	2,076	1,793	1,459	1,246	4	73
Asset-Based Lending and Leasing	1,152	1,073	1,159	1,033	1,081	7	7
Total revenue	$3,307	3,149	2,952	2,492	2,327	5	42

Revenue by Product
Lending and leasing	$1,324	1,357	1,333	1,308	1,255	(2)	5
Treasury management and payments	1,562	1,519	1,242	943	779	3	101
Other	421	273	377	241	293	54	44
Total revenue	$3,307	3,149	2,952	2,492	2,327	5	42

Selected Metrics
Return on allocated capital	18.1%	24.2	23.1	14.3	16.9
Efficiency ratio	53	48	52	59	66
NM – Not meaningful

Wells Fargo & Company and Subsidiaries
COMMERCIAL BANKING SEGMENT (continued)

	Quarter ended					Mar 31, 2023 % Change from
($ in millions)	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2022	Mar 31, 2022
Selected Balance Sheet Data (average)
Loans:
Commercial and industrial	$163,210	159,236	150,365	143,833	135,792	2%	20
Commercial real estate	45,862	45,551	45,121	44,790	45,053	1	2
Lease financing and other	13,754	13,635	13,511	13,396	13,550	1	2
Total loans	$222,826	218,422	208,997	202,019	194,395	2	15

Loans by Line of Business:
Middle Market Banking	$121,625	119,740	117,031	113,033	108,583	2	12
Asset-Based Lending and Leasing	101,201	98,682	91,966	88,986	85,812	3	18
Total loans	$222,826	218,422	208,997	202,019	194,395	2	15

Total deposits	170,467	175,442	180,231	188,286	200,699	(3)	(15)
Allocated capital	25,500	19,500	19,500	19,500	19,500	31	31

Selected Balance Sheet Data (period-end)
Loans:
Commercial and industrial	$166,853	163,797	155,400	146,656	140,932	2	18
Commercial real estate	45,895	45,816	45,540	44,992	44,428	—	3
Lease financing and other	13,851	13,916	13,645	13,593	13,473	—	3
Total loans	$226,599	223,529	214,585	205,241	198,833	1	14

Loans by Line of Business:
Middle Market Banking	$121,626	121,192	118,627	116,064	110,258	—	10
Asset-Based Lending and Leasing	104,973	102,337	95,958	89,177	88,575	3	19
Total loans	$226,599	223,529	214,585	205,241	198,833	1	14

Total deposits	169,827	173,942	172,727	183,145	195,549	(2)	(13)

Wells Fargo & Company and Subsidiaries
CORPORATE AND INVESTMENT BANKING SEGMENT

	Quarter ended					Mar 31, 2023 % Change from
($ in millions)	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2022	Mar 31, 2022
Income Statement
Net interest income	$2,461	2,416	2,270	2,057	1,990	2%	24
Noninterest income:
Deposit-related fees	236	240	255	280	293	(2)	(19)
Lending-related fees	194	191	198	195	185	2	5
Investment banking fees	314	331	392	307	462	(5)	(32)
Net gains from trading activities	1,257	606	674	378	228	107	451
Other	440	355	271	356	312	24	41
Total noninterest income	2,441	1,723	1,790	1,516	1,480	42	65
Total revenue	4,902	4,139	4,060	3,573	3,470	18	41
Net charge-offs	17	10	(16)	(11)	(31)	70	155
Change in the allowance for credit losses	235	31	48	(51)	(165)	658	242
Provision for credit losses	252	41	32	(62)	(196)	515	229
Noninterest expense	2,217	1,837	1,900	1,840	1,983	21	12
Income before income tax expense	2,433	2,261	2,128	1,795	1,683	8	45
Income tax expense	615	569	536	459	425	8	45
Net income	$1,818	1,692	1,592	1,336	1,258	7	45

Revenue by Line of Business
Banking:
Lending	$692	593	580	528	521	17	33
Treasury Management and Payments	785	738	670	529	432	6	82
Investment Banking	280	317	336	222	331	(12)	(15)
Total Banking	1,757	1,648	1,586	1,279	1,284	7	37
Commercial Real Estate	1,311	1,267	1,212	1,060	995	3	32
Markets:
Fixed Income, Currencies, and Commodities (FICC)	1,285	935	914	934	877	37	47
Equities	437	279	316	253	267	57	64
Credit Adjustment (CVA/DVA) and Other	71	(35)	17	13	25	303	184
Total Markets	1,793	1,179	1,247	1,200	1,169	52	53
Other	41	45	15	34	22	(9)	86
Total revenue	$4,902	4,139	4,060	3,573	3,470	18	41

Selected Metrics
Return on allocated capital	15.9%	17.7	16.6	13.8	13.2
Efficiency ratio	45	44	47	51	57

Wells Fargo & Company and Subsidiaries
CORPORATE AND INVESTMENT BANKING SEGMENT (continued)

	Quarter ended					Mar 31, 2023 % Change from
($ in millions)	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2022	Mar 31, 2022
Selected Balance Sheet Data (average)
Loans:
Commercial and industrial	$193,770	196,697	205,185	200,527	191,152	(1)%	1
Commercial real estate	100,972	101,553	101,055	98,167	93,346	(1)	8
Total loans	$294,742	298,250	306,240	298,694	284,498	(1)	4

Loans by Line of Business:
Banking	$99,078	104,187	109,909	109,123	102,485	(5)	(3)
Commercial Real Estate	136,806	137,680	137,568	133,212	126,248	(1)	8
Markets	58,858	56,383	58,763	56,359	55,765	4	6
Total loans	$294,742	298,250	306,240	298,694	284,498	(1)	4
Trading-related assets:
Trading account securities	$112,628	111,803	110,919	110,499	115,687	1	(3)
Reverse repurchase agreements/securities borrowed	57,818	52,814	45,486	48,909	54,832	9	5
Derivative assets	17,928	24,556	28,050	30,845	26,244	(27)	(32)
Total trading-related assets	$188,374	189,173	184,455	190,253	196,763	—	(4)
Total assets	548,808	553,308	560,509	564,306	551,404	(1)	—
Total deposits	157,551	156,205	156,830	164,860	169,181	1	(7)
Allocated capital	44,000	36,000	36,000	36,000	36,000	22	22

Selected Balance Sheet Data (period-end)
Loans:
Commercial and industrial	$191,020	196,529	198,253	207,414	194,201	(3)	(2)
Commercial real estate	100,797	101,848	101,440	100,872	96,426	(1)	5
Total loans	$291,817	298,377	299,693	308,286	290,627	(2)	—

Loans by Line of Business:
Banking	$97,178	101,183	103,809	111,639	107,081	(4)	(9)
Commercial Real Estate	135,728	137,495	137,077	137,083	129,375	(1)	5
Markets	58,911	59,699	58,807	59,564	54,171	(1)	9
Total loans	$291,817	298,377	299,693	308,286	290,627	(2)	—
Trading-related assets:
Trading account securities	$115,198	111,801	113,488	109,634	113,763	3	1
Reverse repurchase agreements/securities borrowed	57,502	55,407	44,194	42,696	57,579	4	—
Derivative assets	16,968	22,218	28,545	24,540	26,695	(24)	(36)
Total trading-related assets	$189,668	189,426	186,227	176,870	198,037	—	(4)
Total assets	542,168	550,177	550,695	567,733	564,976	(1)	(4)
Total deposits	158,564	157,217	154,550	162,439	168,467	1	(6)

Wells Fargo & Company and Subsidiaries
WEALTH AND INVESTMENT MANAGEMENT SEGMENT

	Quarter ended					Mar 31, 2023 % Change from
($ in millions, unless otherwise noted)	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2022	Mar 31, 2022
Income Statement
Net interest income	$1,044	1,124	1,088	916	799	(7)%	31
Noninterest income:
Investment advisory and other asset-based fees	2,061	1,999	2,066	2,306	2,476	3	(17)
Commissions and brokerage services fees	541	532	486	459	454	2	19
Other	35	40	25	24	28	(13)	25
Total noninterest income	2,637	2,571	2,577	2,789	2,958	3	(11)
Total revenue	3,681	3,695	3,665	3,705	3,757	—	(2)
Net charge-offs	(1)	(2)	(1)	—	(4)	50	75
Change in the allowance for credit losses	12	13	9	(7)	(33)	(8)	136
Provision for credit losses	11	11	8	(7)	(37)	—	130
Noninterest expense	3,061	2,731	2,796	2,911	3,175	12	(4)
Income before income tax expense	609	953	861	801	619	(36)	(2)
Income tax expense	152	238	222	198	154	(36)	(1)
Net income	$457	715	639	603	465	(36)	(2)

Selected Metrics
Return on allocated capital	28.9%	31.9	28.4	27.1	21.0
Efficiency ratio	83	74	76	79	85
Advisory assets ($ in billions)	$825	797	756	800	912	4	(10)
Other brokerage assets and deposits ($ in billions)	1,104	1,064	1,003	1,035	1,168	4	(5)
Total client assets ($ in billions)	$1,929	1,861	1,759	1,835	2,080	4	(7)

Selected Balance Sheet Data (average)
Total loans	$83,621	84,760	85,472	85,912	84,765	(1)	(1)
Total deposits	126,604	142,230	158,367	173,670	185,814	(11)	(32)
Allocated capital	6,250	8,750	8,750	8,750	8,750	(29)	(29)

Selected Balance Sheet Data (period-end)
Total loans	$82,817	84,273	85,180	85,342	84,688	(2)	(2)
Total deposits	117,252	138,760	148,890	165,633	183,727	(16)	(36)

Wells Fargo & Company and Subsidiaries
CORPORATE (1)

	Quarter ended					Mar 31, 2023 % Change from
($ in millions)	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2022	Mar 31, 2022
Income Statement
Net interest income	$16	78	(248)	(619)	(818)	(79)%	102
Noninterest income	5	7	345	(102)	942	(29)	(99)
Total revenue	21	85	97	(721)	124	(75)	(83)
Net charge-offs	(2)	(5)	(16)	(6)	(6)	60	67
Change in the allowance for credit losses	122	17	11	21	(14)	618	971
Provision for credit losses	120	12	(5)	15	(20)	900	700
Noninterest expense	608	3,007	1,326	597	767	(80)	(21)
Loss before income tax benefit	(707)	(2,934)	(1,224)	(1,333)	(623)	76	(13)
Income tax benefit	(272)	(1,129)	(171)	(233)	(188)	76	(45)
Less: Net income (loss) from noncontrolling interests	(114)	(238)	(31)	(169)	127	52	NM
Net loss	$(321)	(1,567)	(1,022)	(931)	(562)	80	43

Selected Balance Sheet Data (average)
Cash and due from banks, and interest-earning deposits with banks	$117,419	130,329	134,725	145,637	178,747	(10)	(34)
Available-for-sale debt securities	128,770	102,650	110,575	127,997	156,756	25	(18)
Held-to-maturity debt securities	272,718	295,494	297,335	291,710	275,510	(8)	(1)
Equity securities	15,519	15,918	15,423	15,681	15,760	(3)	(2)
Total loans	9,154	9,088	9,112	9,083	9,292	1	(1)
Total assets	596,087	605,500	617,712	642,606	687,346	(2)	(13)
Total deposits	60,807	41,959	24,386	20,327	27,039	45	125

Selected Balance Sheet Data (period-end)
Cash and due from banks, and interest-earning deposits with banks	$136,093	127,106	141,743	123,872	175,201	7	(22)
Available-for-sale debt securities	133,311	102,669	104,726	114,469	157,164	30	(15)
Held-to-maturity debt securities	274,202	294,141	297,530	298,895	277,965	(7)	(1)
Equity securities	15,200	15,508	15,581	15,004	16,137	(2)	(6)
Total loans	9,247	9,163	9,096	9,133	9,101	1	2
Total assets	620,241	601,218	615,382	611,657	682,912	3	(9)
Total deposits	65,682	54,371	34,993	21,563	23,715	21	177
NM – Not meaningful
(1)All other business activities that are not included in the reportable operating segments have been included in Corporate. Corporate includes corporate treasury and enterprise functions, net of allocations (including funds transfer pricing, capital, liquidity and certain expenses), in support of the reportable operating segments, as well as our investment portfolio and affiliated venture capital and private equity businesses. Corporate also includes certain lines of business that management has determined are no longer consistent with the long-term strategic goals of the Company as well as results for previously divested businesses.

Wells Fargo & Company and Subsidiaries
CONSOLIDATED LOANS OUTSTANDING – PERIOD-END BALANCES, AVERAGE BALANCES, AND AVERAGE INTEREST RATES

	Quarter ended					Mar 31, 2023 $ Change from
($ in millions)	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2022	Mar 31, 2022
Period-End Loans
Commercial and industrial	$384,690	386,806	379,694	380,235	362,137	(2,116)	22,553
Commercial real estate	154,707	155,802	155,659	155,154	150,108	(1,095)	4,599
Lease financing	14,820	14,908	14,617	14,530	14,469	(88)	351
Total commercial	554,217	557,516	549,970	549,919	526,714	(3,299)	27,503
Residential mortgage	267,138	269,117	268,065	267,545	260,634	(1,979)	6,504
Credit card	45,766	46,293	43,558	41,222	38,639	(527)	7,127
Auto	52,631	53,669	54,545	55,658	57,083	(1,038)	(4,452)
Other consumer	28,239	29,276	29,768	29,390	28,737	(1,037)	(498)
Total consumer	393,774	398,355	395,936	393,815	385,093	(4,581)	8,681
Total loans	$947,991	955,871	945,906	943,734	911,807	(7,880)	36,184

Average Loans
Commercial and industrial	$383,277	381,889	381,375	370,615	353,829	1,388	29,448
Commercial real estate	155,074	155,674	155,291	152,456	147,723	(600)	7,351
Lease financing	14,832	14,656	14,526	14,445	14,586	176	246
Total commercial	553,183	552,219	551,192	537,516	516,138	964	37,045
Residential mortgage	267,984	268,232	267,609	263,877	258,900	(248)	9,084
Credit card	45,842	44,829	42,407	39,614	38,164	1,013	7,678
Auto	53,065	53,917	54,874	56,262	56,701	(852)	(3,636)
Other consumer	28,577	29,320	29,383	29,298	28,102	(743)	475
Total consumer	395,468	396,298	394,273	389,051	381,867	(830)	13,601
Total loans	$948,651	948,517	945,465	926,567	898,005	134	50,646

Average Interest Rates
Commercial and industrial	6.25%	5.41	4.13	2.92	2.41
Commercial real estate	6.24	5.45	4.23	3.08	2.74
Lease financing	4.63	4.45	3.76	4.24	4.24
Total commercial	6.20	5.40	4.14	3.00	2.56
Residential mortgage	3.44	3.38	3.27	3.20	3.20
Credit card	12.74	12.00	11.51	11.13	11.32
Auto	4.56	4.46	4.27	4.18	4.17
Other consumer	7.74	6.89	5.58	4.26	3.69
Total consumer	4.98	4.76	4.47	4.23	4.20
Total loans	5.69%	5.13	4.28	3.52	3.25

Wells Fargo & Company and Subsidiaries
NET LOAN CHARGE-OFFS

	Quarter ended
	Mar 31, 2023		Dec 31, 2022		Sep 30, 2022		Jun 30, 2022		Mar 31, 2022		Mar 31, 2023 $ Change from
($ in millions)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Dec 31, 2022	Mar 31, 2022
By product:
Commercial and industrial	$43	0.05%	$66	0.07%	$13	0.01%	$27	0.03%	$(23)	(0.03)%	$(23)	66
Commercial real estate	17	0.04	10	0.03	(12)	(0.03)	(4)	(0.01)	(5)	(0.01)	7	22
Lease financing	3	0.07	3	0.06	5	0.15	—	—	(1)	(0.02)	—	4
Total commercial	63	0.05	79	0.06	6	—	23	0.02	(29)	(0.02)	(16)	92
Residential mortgage	(11)	(0.02)	(12)	(0.02)	(14)	(0.02)	(16)	(0.03)	(21)	(0.03)	1	10
Credit card	344	3.05	274	2.42	202	1.90	199	2.02	176	1.87	70	168
Auto	121	0.93	137	1.00	121	0.87	68	0.49	96	0.68	(16)	25
Other consumer	87	1.21	82	1.13	84	1.13	70	0.98	83	1.20	5	4
Total consumer	541	0.56	481	0.48	393	0.40	321	0.33	334	0.35	60	207
Total net loan charge-offs	$604	0.26%	$560	0.23%	$399	0.17%	$344	0.15%	$305	0.14%	$44	299
By segment:
Consumer Banking and Lending	$589	0.71%	$525	0.62%	$435	0.51%	$358	0.43%	$375	0.47%	$64	214
Commercial Banking	2	—	32	0.06	(3)	(0.01)	3	0.01	(29)	(0.06)	(30)	31
Corporate and Investing Banking	17	0.02	10	0.01	(16)	(0.02)	(11)	(0.01)	(31)	(0.04)	7	48
Wealth and Investment Management	(1)	—	(2)	(0.01)	(1)	—	—	—	(4)	(0.02)	1	3
Corporate	(3)	(0.13)	(5)	(0.22)	(16)	(0.70)	(6)	(0.26)	(6)	(0.26)	2	3
Total net loan charge-offs	$604	0.26%	$560	0.23%	$399	0.17%	$344	0.15%	$305	0.14%	$44	299
(1)Quarterly net loan charge-offs (recoveries) as a percentage of average loans are annualized.

Wells Fargo & Company and Subsidiaries
CHANGES IN ALLOWANCE FOR CREDIT LOSSES FOR LOANS

	Quarter ended					Mar 31, 2023 $ Change from
($ in millions)	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2022	Mar 31, 2022
Balance, beginning of period	$13,609	13,225	12,884	12,681	13,788	384	(179)
Cumulative effect from change in accounting policy (1)	(429)	—	—	—	—	(429)	(429)
Balance, beginning of period, adjusted for cumulative effect from change in accounting policy	13,180	13,225	12,884	12,681	13,788	(45)	(608)
Provision for credit losses for loans	1,129	968	773	578	(775)	161	1,904
Interest income on certain loans (2)	—	(26)	(26)	(27)	(29)	26	29
Net loan charge-offs:
Commercial and industrial	(43)	(66)	(13)	(27)	23	23	(66)
Commercial real estate	(17)	(10)	12	4	5	(7)	(22)
Lease financing	(3)	(3)	(5)	—	1	—	(4)
Total commercial	(63)	(79)	(6)	(23)	29	16	(92)
Residential mortgage	11	12	14	16	21	(1)	(10)
Credit card	(344)	(274)	(202)	(199)	(176)	(70)	(168)
Auto	(121)	(137)	(121)	(68)	(96)	16	(25)
Other consumer	(87)	(82)	(84)	(70)	(83)	(5)	(4)
Total consumer	(541)	(481)	(393)	(321)	(334)	(60)	(207)
Net loan charge-offs	(604)	(560)	(399)	(344)	(305)	(44)	(299)
Other	—	2	(7)	(4)	2	(2)	(2)
Balance, end of period	$13,705	13,609	13,225	12,884	12,681	96	1,024
Components:
Allowance for loan losses	$13,120	12,985	12,571	11,786	11,504	135	1,616
Allowance for unfunded credit commitments	585	624	654	1,098	1,177	(39)	(592)
Allowance for credit losses for loans	$13,705	13,609	13,225	12,884	12,681	96	1,024
Ratio of allowance for loan losses to total net loan charge-offs (annualized)	5.35x	5.85	7.94	8.54	9.31
Allowance for loan losses as a percentage of:
Total loans	1.38%	1.36	1.33	1.25	1.26
Nonaccrual loans	218	231	225	197	167
Allowance for credit losses for loans as a percentage of:
Total loans	1.45	1.42	1.40	1.37	1.39
Nonaccrual loans	228	242	237	215	185
(1)Represents the decrease in our allowance for credit losses for loans as a result of our adoption of ASU 2022-02, Financial Instruments-Credit Losses (Topic 326): Troubled Debt Restructurings and Vintage Disclosures, on January 1, 2023.
(2)Loans with an allowance for credit losses measured by discounting expected cash flows using the loan’s effective interest rate over the remaining life of the loan recognize changes in the allowance for credit losses attributable to the passage of time as interest income.

Wells Fargo & Company and Subsidiaries
ALLOCATION OF ALLOWANCE FOR CREDIT LOSSES FOR LOANS

	Mar 31, 2023		Dec 31, 2022		Sep 30, 2022		Jun 30, 2022		Mar 31, 2022
($ in millions)	ACL	ACL as % of loan class	ACL	ACL as % of loan class	ACL	ACL as % of loan class	ACL	ACL as % of loan class	ACL	ACL as % of loan class
By product:
Commercial and industrial	$4,287	1.11%	$4,507	1.17%	$4,547	1.20%	$4,620	1.22%	$4,625	1.28%
Commercial real estate	2,724	1.76	2,231	1.43	2,233	1.43	2,188	1.41	2,249	1.50
Lease financing	213	1.44	218	1.46	211	1.44	274	1.89	274	1.89
Total commercial	7,224	1.30	6,956	1.25	6,991	1.27	7,082	1.29	7,148	1.36
Residential mortgage (1)	751	0.28	1,096	0.41	1,001	0.37	1,018	0.38	929	0.36
Credit card	3,641	7.96	3,567	7.71	3,364	7.72	3,253	7.89	3,094	8.01
Auto	1,449	2.75	1,380	2.57	1,340	2.46	1,045	1.88	1,030	1.80
Other consumer	640	2.27	610	2.08	529	1.78	486	1.65	480	1.67
Total consumer	6,481	1.65	6,653	1.67	6,234	1.57	5,802	1.47	5,533	1.44
Total allowance for credit losses for loans	$13,705	1.45%	$13,609	1.42%	$13,225	1.40%	$12,884	1.37%	$12,681	1.39%
By segment:
Consumer Banking and Lending	$7,215	2.14%	$7,394	2.17%	$7,002	2.08%	$6,540	1.95%	$6,305	1.92%
Commercial Banking	2,417	1.07	2,397	1.07	2,477	1.15	2,644	1.29	2,631	1.32
Corporate and Investing Banking	3,785	1.30	3,552	1.19	3,517	1.17	3,480	1.13	3,532	1.22
Wealth and Investment Management	265	0.32	253	0.30	240	0.28	231	0.27	238	0.28
Corporate	23	0.25	13	0.14	(11)	(0.12)	(11)	(0.12)	(25)	(0.27)
Total allowance for credit losses for loans	$13,705	1.45%	$13,609	1.42%	$13,225	1.40%	$12,884	1.37%	$12,681	1.39%
(1)Includes negative allowance for expected recoveries of amounts previously charged off.

Wells Fargo & Company and Subsidiaries
NONPERFORMING ASSETS (NONACCRUAL LOANS AND FORECLOSED ASSETS)

	Mar 31, 2023		Dec 31, 2022		Sep 30, 2022		Jun 30, 2022		Mar 31, 2022		Mar 31, 2023 $ Change from
($ in millions)	Balance	% of total loans	Balance	% of total loans	Balance	% of total loans	Balance	% of total loans	Balance	% of total loans	Dec 31, 2022	Mar 31, 2022
By product:
Nonaccrual loans:
Commercial and industrial	$739	0.19%	$746	0.19%	$742	0.20%	$722	0.19%	$799	0.22%	$(7)	(60)
Commercial real estate	1,450	0.94	958	0.61	853	0.55	901	0.58	1,037	0.69	492	413
Lease financing	86	0.58	119	0.80	108	0.74	96	0.66	117	0.81	(33)	(31)
Total commercial	2,275	0.41	1,823	0.33	1,703	0.31	1,719	0.31	1,953	0.37	452	322
Residential mortgage (1)	3,552	1.33	3,611	1.34	3,677	1.37	4,051	1.51	4,675	1.79	(59)	(1,123)
Auto	145	0.28	153	0.29	171	0.31	188	0.34	208	0.36	(8)	(63)
Other consumer	38	0.13	39	0.13	36	0.12	35	0.12	35	0.12	(1)	3
Total consumer	3,735	0.95	3,803	0.95	3,884	0.98	4,274	1.09	4,918	1.28	(68)	(1,183)
Total nonaccrual loans	6,010	0.63	5,626	0.59	5,587	0.59	5,993	0.64	6,871	0.75	384	(861)
Foreclosed assets	132		137		125		130		130		(5)	2
Total nonperforming assets	$6,142	0.65%	$5,763	0.60%	$5,712	0.60%	$6,123	0.65%	$7,001	0.77%	$379	(859)
By segment:
Consumer Banking and Lending	$3,689	1.09%	$3,747	1.10%	$3,811	1.13%	$4,179	1.24%	$4,754	1.45%	$(58)	(1,065)
Commercial Banking	1,037	0.46	1,029	0.46	1,025	0.48	1,065	0.52	1,242	0.62	8	(205)
Corporate and Investing Banking	1,226	0.42	764	0.26	673	0.22	646	0.21	706	0.24	462	520
Wealth and Investment Management	190	0.23	199	0.24	203	0.24	233	0.27	299	0.35	(9)	(109)
Corporate	—	—	24	0.26	—	—	—	—	—	—	(24)	—
Total nonperforming assets	$6,142	0.65%	$5,763	0.60%	$5,712	0.60%	$6,123	0.65%	$7,001	0.77%	$379	(859)
(1)Residential mortgage loans predominantly insured by the FHA or guaranteed by the VA are not placed on nonaccrual status because they are insured or guaranteed.

Wells Fargo & Company and Subsidiaries
COMMERCIAL AND INDUSTRIAL LOANS AND LEASE FINANCING BY INDUSTRY

	Mar 31, 2023			Dec 31, 2022			Mar 31, 2022
($ in millions)	Nonaccrual loans	Loans outstanding balance	% of total loans	Nonaccrual loans	Loans outstanding balance	% of total loans	Nonaccrual loans	Loans outstanding balance	% of total loans
Financials except banks	$13	144,954	15%	$44	147,171	15%	$59	140,267	15%
Technology, telecom and media	43	27,807	3	31	27,767	3	63	24,382	3
Real estate and construction	53	24,353	3	73	24,478	3	72	24,961	3
Equipment, machinery and parts manufacturing	177	24,569	3	83	23,675	2	17	19,763	2
Retail	45	19,718	2	47	19,487	2	21	17,529	2
Materials and commodities	82	16,960	2	86	16,610	2	28	16,141	2
Oil, gas and pipelines	48	9,782	1	55	9,991	1	85	8,447	*
Food and beverage manufacturing	5	16,890	2	17	17,393	2	6	14,935	2
Health care and pharmaceuticals	20	15,664	2	21	14,861	2	25	13,279	1
Auto related	8	13,926	1	10	13,168	1	22	10,762	1
Commercial services	32	11,536	1	50	11,418	1	69	10,632	1
Utilities	18	8,342	*	18	9,457	*	78	8,303	*
Entertainment and recreation	26	13,648	1	28	13,085	1	43	11,438	1
Diversified or miscellaneous	3	8,587	*	2	8,161	*	21	8,233	*
Transportation services	196	8,357	*	237	8,389	*	246	8,116	*
Insurance and fiduciaries	1	4,714	*	1	4,691	*	1	4,366	*
Banks	—	12,373	1	—	14,403	2	—	18,336	2
Agribusiness	7	6,215	*	24	6,180	*	32	6,058	*
Government and education	36	6,131	*	25	6,482	*	4	5,717	*
Other	12	4,984	*	13	4,847	*	24	4,941	*
Total	$825	399,510	42%	$865	401,714	42%	$916	376,606	41%
*Less than 1%.

Wells Fargo & Company and Subsidiaries
COMMERCIAL REAL ESTATE LOANS BY PROPERTY TYPE (1)

	Mar 31, 2023				Dec 31, 2022				Mar 31, 2022
($ in millions)	Nonaccrual loans	Loans outstanding balance	% of total loans	Total commitments (2)	Nonaccrual loans	Loans outstanding balance	% of total loans	Total commitments (2)	Nonaccrual loans	Loans outstanding balance	% of total loans	Total commitments (2)
Apartments	$8	40,032	4%	$51,266	$8	39,743	4%	$51,567	$13	33,501	4%	$44,686
Office buildings	725	35,671	4	39,867	186	36,144	4	40,827	130	36,551	4	42,169
Industrial/warehouse	36	20,487	2	24,415	42	20,634	2	24,546	70	17,929	2	21,092
Hotel/motel	151	12,801	1	13,889	153	12,751	1	13,758	200	12,439	1	12,940
Retail (excluding shopping center)	200	11,600	1	12,310	199	11,753	1	12,486	117	12,308	1	12,982
Shopping center	197	9,375	*	10,003	259	9,534	*	10,131	342	10,295	1	10,938
Institutional	31	7,691	*	9,027	33	7,725	*	9,178	39	7,886	*	9,519
Mixed use properties	87	5,396	*	6,555	54	5,887	*	7,139	71	7,503	*	9,051
Collateral pool	—	3,119	*	3,477	—	3,062	*	3,662	—	3,603	*	4,193
1-4 family structure	—	1,249	*	3,325	—	1,324	*	3,589	—	1,122	*	2,860
Other	15	7,286	*	8,685	24	7,245	*	8,437	55	6,971	*	8,566
Total	$1,450	154,707	16%	$182,819	$958	155,802	16%	$185,320	$1,037	150,108	16%	$178,996
*Less than 1%.
(1)Our commercial real estate loan portfolio is comprised of commercial real estate mortgage and commercial real estate construction loans.
(2)Total commitments consists of loans outstanding plus unfunded credit commitments, excluding issued letters of credit.

Wells Fargo & Company and Subsidiaries
TANGIBLE COMMON EQUITY

We also evaluate our business based on certain ratios that utilize tangible common equity. Tangible common equity is a non-GAAP financial measure and represents total equity less preferred equity, noncontrolling interests, goodwill, certain identifiable intangible assets (other than MSRs) and goodwill and other intangibles on investments in consolidated portfolio companies, net of applicable deferred taxes. The ratios are (i) tangible book value per common share, which represents tangible common equity divided by common shares outstanding; and (ii) return on average tangible common equity (ROTCE), which represents our annualized earnings as a percentage of tangible common equity. The methodology of determining tangible common equity may differ among companies. Management believes that tangible book value per common share and return on average tangible common equity, which utilize tangible common equity, are useful financial measures because they enable management, investors, and others to assess the Company’s use of equity.

The tables below provide a reconciliation of these non-GAAP financial measures to GAAP financial measures.

							Mar 31, 2023 % Change from
($ in millions)		Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2022	Mar 31, 2022
Tangible book value per common share:
Total equity		$183,220	182,213	178,478	179,798	181,597	1%	1
Adjustments:
Preferred stock (1)		(19,448)	(19,448)	(20,057)	(20,057)	(20,057)	—	3
Additional paid-in capital on preferred stock (1)		173	173	136	135	136	—	27
Unearned Employee Stock Ownership Plan (ESOP) shares (1)		—	—	646	646	646	NM	(100)
Noncontrolling interests		(2,052)	(1,986)	(2,220)	(2,262)	(2,446)	(3)	16
Total common stockholders' equity	(A)	161,893	160,952	156,983	158,260	159,876	1	1
Adjustments:
Goodwill		(25,173)	(25,173)	(25,172)	(25,178)	(25,181)	—	—
Certain identifiable intangible assets (other than MSRs)		(139)	(152)	(171)	(191)	(210)	9	34
Goodwill and other intangibles on investments in consolidated portfolio companies (included in other assets)		(2,486)	(2,427)	(2,378)	(2,307)	(2,304)	(2)	(8)
Applicable deferred taxes related to goodwill and other intangible assets (2)		897	890	889	880	871	1	3
Tangible common equity	(B)	$134,992	134,090	130,151	131,464	133,052	1	1
Common shares outstanding	(C)	3,763.2	3,833.8	3,795.4	3,793.0	3,789.9	(2)	(1)
Book value per common share	(A)/(C)	$43.02	41.98	41.36	41.72	42.18	2	2
Tangible book value per common share	(B)/(C)	35.87	34.98	34.29	34.66	35.11	3	2
NM – Not meaningful
(1)In fourth quarter 2022, we redeemed all outstanding shares of our ESOP Cumulative Convertible Preferred Stock in exchange for shares of the Company’s common stock.
(2)Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period-end.

Wells Fargo & Company and Subsidiaries
TANGIBLE COMMON EQUITY (continued)

		Quarter ended					Mar 31, 2023 % Change from
($ in millions)		Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2022	Mar 31, 2022
Return on average tangible common equity:
Net income applicable to common stock	(A)	$4,713	2,877	3,313	2,863	3,509	64%	34
Average total equity		184,297	182,621	183,042	180,926	186,117	1	(1)
Adjustments:
Preferred stock (1)		(19,448)	(19,553)	(20,057)	(20,057)	(20,057)	1	3
Additional paid-in capital on preferred stock (1)		173	166	135	135	134	4	29
Unearned ESOP shares (1)		—	112	646	646	646	(100)	(100)
Noncontrolling interests		(2,019)	(2,185)	(2,258)	(2,386)	(2,468)	8	18
Average common stockholders’ equity	(B)	163,003	161,161	161,508	159,264	164,372	1	(1)
Adjustments:
Goodwill		(25,173)	(25,173)	(25,177)	(25,179)	(25,180)	—	—
Certain identifiable intangible assets (other than MSRs)		(145)	(160)	(181)	(200)	(218)	9	33
Goodwill and other intangibles on investments in consolidated portfolio companies (included in other assets)		(2,440)	(2,378)	(2,359)	(2,304)	(2,395)	(3)	(2)
Applicable deferred taxes related to goodwill and other intangible assets (2)		895	890	886	877	803	1	11
Average tangible common equity	(C)	$136,140	134,340	134,677	132,458	137,382	1	(1)
Return on average common stockholders’ equity (ROE) (annualized)	(A)/(B)	11.7%	7.1	8.1	7.2	8.7
Return on average tangible common equity (ROTCE) (annualized)	(A)/(C)	14.0	8.5	9.8	8.7	10.4
(1)In fourth quarter 2022, we redeemed all outstanding shares of our ESOP Cumulative Convertible Preferred Stock in exchange for shares of the Company’s common stock.
(2)Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period-end.

Wells Fargo & Company and Subsidiaries
RISK-BASED CAPITAL RATIOS UNDER BASEL III – STANDARDIZED APPROACH (1)

		Estimated					Mar 31, 2023 % Change from
($ in billions)		Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2022	Mar 31, 2022
Total equity (2)		$183.2	182.2	178.5	179.8	181.6	1%	1
Effect of accounting policy change (2)		—	(0.3)	(0.1)	—	0.1
Total equity (as reported)		183.2	181.9	178.4	179.8	181.7	1	1
Adjustments:
Preferred stock (3)		(19.4)	(19.4)	(20.1)	(20.1)	(20.1)	—	3
Additional paid-in capital on preferred stock (3)		0.2	0.1	0.1	0.2	0.1	137	27
Unearned ESOP shares (3)		—	—	0.7	0.7	0.7	NM	(100)
Noncontrolling interests		(2.1)	(2.0)	(2.2)	(2.3)	(2.4)	(3)	16
Total common stockholders' equity		161.9	160.6	156.9	158.3	160.0	1	1
Adjustments:
Goodwill		(25.2)	(25.2)	(25.2)	(25.2)	(25.2)	—	—
Certain identifiable intangible assets (other than MSRs)		(0.1)	(0.2)	(0.2)	(0.2)	(0.2)	9	34
Goodwill and other intangibles on investments in consolidated portfolio companies (included in other assets)		(2.5)	(2.4)	(2.4)	(2.3)	(2.3)	(2)	(8)
Applicable deferred taxes related to goodwill and other intangible assets (4)		0.9	0.9	0.9	0.9	0.9	1	3
Current expected credit loss (CECL) transition provision (5)		0.1	0.2	0.2	0.2	0.2	(33)	(33)
Other		(0.6)	(0.4)	(0.4)	(1.6)	(1.1)	(59)	43
Common Equity Tier 1	(A)	134.5	133.5	129.8	130.1	132.3	1	2
Preferred stock (3)		19.4	19.4	20.1	20.1	20.1	—	(3)
Additional paid-in capital on preferred stock (3)		(0.2)	(0.1)	(0.1)	(0.2)	(0.1)	(100)	(100)
Unearned ESOP shares (3)		—	—	(0.7)	(0.7)	(0.7)	NM	100
Other		(0.2)	(0.2)	(0.3)	(0.2)	(0.3)	(4)	27
Total Tier 1 capital	(B)	153.5	152.6	148.8	149.1	151.3	1	1
Long-term debt and other instruments qualifying as Tier 2		20.3	20.5	20.6	21.6	22.3	(1)	(9)
Qualifying allowance for credit losses (6)		14.2	13.9	13.6	13.2	13.0	2	9
Other		(0.3)	(0.3)	(0.3)	(0.3)	(0.3)	(16)	(17)
Total qualifying capital	(C)	$187.7	186.7	182.7	183.6	186.3	1	1

Total risk-weighted assets (RWAs)	(D)	$1,244.0	1,259.9	1,255.6	1,253.6	1,265.5	(1)	(2)

Common Equity Tier 1 to total RWAs	(A)/(D)	10.8%	10.6	10.3	10.4	10.5
Tier 1 capital to total RWAs	(B)/(D)	12.3	12.1	11.9	11.9	12.0
Total capital to total RWAs	(C)/(D)	15.1	14.8	14.6	14.6	14.7
NM – Not meaningful
(1)The Basel III capital rules provide for two capital frameworks (the Standardized Approach and the Advanced Approach applicable to certain institutions), and we must calculate our CET1, Tier 1 and total capital ratios under both approaches.
(2)In first quarter 2023, we adopted FASB ASU 2018-12. We adopted this ASU with retrospective application, which required revision of prior period financial statements. Prior period risk-based capital and certain other regulatory related metrics were not revised. For additional information, see page 28.
(3)In fourth quarter 2022, we redeemed all outstanding shares of our ESOP Cumulative Convertible Preferred Stock in exchange for shares of the Company’s common stock.
(4)Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period-end.
(5)In second quarter 2020, the Company elected to apply a modified transition provision issued by federal banking regulators related to the impact of CECL on regulatory capital. The rule permits certain banking organizations to exclude from regulatory capital the initial adoption impact of CECL, plus 25% of the cumulative changes in the allowance for credit losses (ACL) under CECL for each period until December 31, 2021, followed by a three-year phase-out period in which the benefit is reduced by 25% in year one, 50% in year two and 75% in year three.
(6)Under the Standardized Approach, the ACL is includable in Tier 2 capital up to 1.25% of Standardized credit RWAs with any excess ACL deducted from total RWAs.

Wells Fargo & Company and Subsidiaries
RISK-BASED CAPITAL RATIOS UNDER BASEL III – ADVANCED APPROACH (1)

		Estimated					Mar 31, 2023 % Change from
($ in billions)		Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2022	Mar 31, 2022
Total equity (2)		$183.2	182.2	178.5	179.8	181.6	1%	1
Effect of accounting policy change (2)		—	(0.3)	(0.1)	—	0.1
Total equity (as reported)		183.2	181.9	178.4	179.8	181.7	1	1
Adjustments:
Preferred stock (3)		(19.4)	(19.4)	(20.1)	(20.1)	(20.1)	—	3
Additional paid-in capital on preferred stock (3)		0.2	0.1	0.1	0.2	0.1	137	27
Unearned ESOP shares (3)		—	—	0.7	0.7	0.7	NM	(100)
Noncontrolling interests		(2.1)	(2.0)	(2.2)	(2.3)	(2.4)	(3)	16
Total common stockholders' equity		161.9	160.6	156.9	158.3	160.0	1	1
Adjustments:
Goodwill		(25.2)	(25.2)	(25.2)	(25.2)	(25.2)	—	—
Certain identifiable intangible assets (other than MSRs)		(0.1)	(0.2)	(0.2)	(0.2)	(0.2)	9	34
Goodwill and other intangibles on investments in consolidated portfolio companies (included in other assets)		(2.5)	(2.4)	(2.4)	(2.3)	(2.3)	(2)	(8)
Applicable deferred taxes related to goodwill and other intangible assets (4)		0.9	0.9	0.9	0.9	0.9	1	3
CECL transition provision (5)		0.1	0.2	0.2	0.2	0.2	(33)	(33)
Other		(0.6)	(0.4)	(0.4)	(1.6)	(1.1)	(59)	43
Common Equity Tier 1	(A)	134.5	133.5	129.8	130.1	132.3	1	2
Preferred stock (3)		19.4	19.4	20.1	20.1	20.1	—	(3)
Additional paid-in capital on preferred stock (3)		(0.2)	(0.1)	(0.1)	(0.2)	(0.1)	(100)	(100)
Unearned ESOP shares (3)		—	—	(0.7)	(0.7)	(0.7)	NM	100
Other		(0.2)	(0.2)	(0.3)	(0.2)	(0.3)	(4)	27
Total Tier 1 capital	(B)	153.5	152.6	148.8	149.1	151.3	1	1
Long-term debt and other instruments qualifying as Tier 2		20.3	20.5	20.6	21.6	22.3	(1)	(9)
Qualifying allowance for credit losses (6)		4.5	4.5	4.4	4.4	4.4	—	2
Other		(0.3)	(0.3)	(0.3)	(0.3)	(0.3)	(16)	(17)
Total qualifying capital	(C)	$178.0	177.3	173.5	174.8	177.7	—	—

Total RWAs	(D)	$1,119.5	1,112.3	1,104.1	1,121.6	1,119.5	1	—

Common Equity Tier 1 to total RWAs	(A)/(D)	12.0%	12.0	11.8	11.6	11.8
Tier 1 capital to total RWAs	(B)/(D)	13.7	13.7	13.5	13.3	13.5
Total capital to total RWAs	(C)/(D)	15.9	15.9	15.7	15.6	15.9
NM – Not meaningful
(1)The Basel III capital rules provide for two capital frameworks (the Standardized Approach and the Advanced Approach applicable to certain institutions), and we must calculate our CET1, Tier 1 and total capital ratios under both approaches.
(2)In first quarter 2023, we adopted FASB ASU 2018-12. We adopted this ASU with retrospective application, which required revision of prior period financial statements. Prior period risk-based capital and certain other regulatory related metrics were not revised. For additional information, see page 28.
(3)In fourth quarter 2022, we redeemed all outstanding shares of our ESOP Cumulative Convertible Preferred Stock in exchange for shares of the Company’s common stock.
(4)Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period-end.
(5)In second quarter 2020, the Company elected to apply a modified transition provision issued by federal banking regulators related to the impact of CECL on regulatory capital. The rule permits certain banking organizations to exclude from regulatory capital the initial adoption impact of CECL, plus 25% of the cumulative changes in the allowance for credit losses (ACL) under CECL for each period until December 31, 2021, followed by a three-year phase-out period in which the benefit is reduced by 25% in year one, 50% in year two and 75% in year three.
(6)Under the Advanced Approach, the ACL that exceeds expected credit losses is eligible for inclusion in Tier 2 capital, to the extent the excess allowance does not exceed 0.60% of Advanced credit RWAs with any excess ACL deducted from total RWAs.

Wells Fargo & Company and Subsidiaries
ACCOUNTING STANDARDS UPDATE 2018-12 – FINANCIAL SERVICES – INSURANCE (TOPIC 944): TARGETED IMPROVEMENTS TO THE ACCOUNTING FOR LONG-DURATION CONTRACTS

In first quarter 2023, we adopted FASB ASU 2018-12 – Financial Services – Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts. The most significant impact of adoption related to reinsurance of variable annuity products for a limited number of our insurance clients. These variable annuity products contain guaranteed minimum benefits that require us to make benefit payments for the remainder of the policyholder's life once the policyholder's account values are exhausted. Our reinsurance business is no longer entering into new contracts. The ASU requires these guaranteed minimum benefits (referred to as market risk benefits) to be measured at fair value through earnings (recognized in other noninterest income), except for changes in fair value attributable to our own credit risk, which are recognized in other comprehensive income.

We adopted this ASU with retrospective application, which required revision of prior period financial statements. Prior period risk-based capital and certain other regulatory related metrics were not revised. The table below presents the impact of the adoption of ASU 2018-12 to selected financial statement line items from our consolidated statement of income and consolidated balance sheet.

	Quarter ended												Year ended
	Dec 31, 2022			Sep 30, 2022			Jun 30, 2022			Mar 31, 2022			Dec 31, 2022			Dec 31, 2021
($ in millions, except per share amounts)	As reported	Effect of adoption	As revised	As reported	Effect of adoption	As revised	As reported	Effect of adoption	As revised	As reported	Effect of adoption	As revised	As reported	Effect of adoption	As revised	As reported	Effect of adoption	As revised
Selected Income Statement Data
Noninterest income	$6,227	374	6,601	7,407	61	7,468	6,830	12	6,842	8,371	136	8,507	28,835	583	29,418	42,713	674	43,387
Noninterest expense	16,202	(16)	16,186	14,327	(21)	14,306	12,883	(21)	12,862	13,870	(19)	13,851	57,282	(77)	57,205	53,831	(73)	53,758
Income tax expense (benefit)	(127)	98	(29)	894	18	912	613	9	622	707	39	746	2,087	164	2,251	5,578	186	5,764
Net income	2,864	291	3,155	3,528	64	3,592	3,119	23	3,142	3,671	117	3,788	13,182	495	13,677	21,548	561	22,109
Diluted earnings per common share	0.67	0.08	0.75	0.85	0.01	0.86	0.74	0.01	0.75	0.88	0.03	0.91	3.14	0.13	3.27	4.95	0.13	5.08
Selected Balance Sheet Data
Other assets	$75,834	4	75,838	78,141	(26)	78,115	81,384	(1)	81,383	72,480	—	72,480	75,834	4	75,838	67,259	5	67,264
Derivative liabilities	20,085	(18)	20,067	23,400	(21)	23,379	17,168	(19)	17,149	15,499	(10)	15,489	20,085	(18)	20,067	9,424	(13)	9,411
Accrued expenses and other liabilities	69,056	(316)	68,740	72,991	(74)	72,917	71,662	13	71,675	74,229	102	74,331	69,056	(316)	68,740	70,957	239	71,196
Retained earnings	187,649	319	187,968	186,551	28	186,579	184,475	(36)	184,439	182,623	(60)	182,563	187,649	319	187,968	180,322	(176)	180,146